SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM  8-K



                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - March 16, 1994

                       SKYLINE CORPORATION
_________________________________________________________________
      (Exact name of Registrant as specified in its charter)

      Indiana               1-4714               35-1038277
  (State or other      Commission File No.      (IRS Employer
   jurisdiction of                            Identification No.)
   incorporation)


2520 By-Pass Road, Elkhart, Indiana                 465l4
_________________________________________________________________
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (219)294-6521

                            No change
_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.  Other Events

          The Board of Directors of Skyline Corporation amended
Article V of the By-Laws of Skyline Corporation on March 16, 1994 to add a new Section 12 to provide as follows, effective immediately:

     The Corporate Controller shall cause to be kept full and accurate books and accounts of all assets, liabilities and transactions of the corporation. The Corporate Controller shall establish and administer an adequate plan for the control of operations, including systems and procedures required to properly maintain internal controls on all financial transactions of the corporation. The Corporate Controller shall prepare, or cause to be prepared, statements of the financial condition of the corporation and proper profit and loss statements covering the operations of the corporation and such other and additional financial statements, if any, as the Chairman of the Board of Directors, Vice Chairman of the Board of Directors, President or Chief Financial Officer, from time to time shall require. The Corporate Controller also shall perform such other duties as may be assigned by the Chairman of the Board of Directors, Vice Chairman of the Board of Directors, President or Chief Financial Officer, from time to time.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SKYLINE CORPORATION
                                        (Registrant)



                                        ________________________
                                       (Signature)
                                       Richard M. Treckelo
                                       Secretary



Date:  March 25, 1994